SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: September 25, 1997
(Date of earliest event reported)


                     Structured Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                33-96378-02                      74-2440850
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  (State or Other            (Commission                     (I.R.S. Employer
  Jurisdiction of            File Number)                    Identification No.)
   Incorporation





                     200 Vesey Street, New York, N.Y. 10285
--------------------------------------------------------------------------------


               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 526-7000


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Item 5.  Other Events.

     Attached as Exhibit 1 to this Current Report is (i) the consent of Arthur Andersen LLP regarding the financial statements of Courtyard by Marriott Limited Partnership, (ii) the consent of Arthur Andersen LLP regarding the financial statements of New York Communications Center Associates Limited Partnership; and
(iii) the consent of Price Waterhouse LLP regarding the financial statements of Community Centers One L.L.C., Community Centers Two L.L.C. and Shoppers World Community Center L.P. (collectively, the "Accountants' Consents"), each of which has been furnished to the Registrant in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-LL I (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale of the Certificates contemplated by the Prospectus will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 33-96378) (the "Registration Statement"). The Registrant hereby incorporates the Accountants' Consents by reference in the Prospectus and the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

        Item 601(a) of Regulation
             S-K Exhibit No.                    Description

                  23.1                          Consent of Arthur Andersen LLP

                  23.2                          Consent of Arthur Andersen LLP

                  23.3                          Consent of Price Waterhouse LLP

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                STRUCTURED ASSET SECURITIES CORPORATION


                                By: /s/Theodore P. Janulis
                                    Name:  Theodore P. Janulis
                                    Title: President

Date:  September 25, 1997

                                  Exhibit Index



             Item 601(a) of
             Regulation  S-K
Exhibit No.  Exhibit No.       Description                             Page

1            23.1              Consent of Arthur Andersen LLP

2            23.2              Consent of Arthur Andersen LLP

3            23.3              Consent of Price Waterhouse LLP